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[GRAPHIC:  PHOTOGRAPH OF SPEED SKATER                     SUPER PERFORMANCE
ON ICE TRACK]                                          ----------------------
                                                       +21.97%
                                                       1 Year

                                                       -7.24%
                                                       Since Inception 2/10/94
                                                       Average Annual Returns
                                                       as of 1/17/97
                                                       ----------------------


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                                                              SUPERIOR POTENTIAL
                                                                    ------------
                                                                    IRA Approved
                                                                    ------------

Growth in the economies of the China Region has been a major driving force in the increased global consumption of natural resources.

The China Region Opportunity Fund can harness the growth potential of China and its neighbors for you. An emerging market investment with special risks and high growth potential, our Fund gives you instant, liquid access to the investment opportunities of the largest country in the world.

CHINA REGION OPPORTUNITY FUND

1-800-557-2297, ext. 175


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[GRAPHIC: U.S. GLOBAL INVESTORS, INC. LOGO]

As of 1/17/97. For a free Fact Kit containing more complete information, including charges and expenses, call 1-800-US-FUNDS. Please read the prospectus carefully before investing; it describes the special risks of investing in emerging markets. Past performance is no guarantee of future results. Investment returns and principal will fluctuate. You may have a gain or loss when you sell shares.